Exhibit 10.3

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT DATED JULY 6, 2000 BETWEEN BELL MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (THE "SECURITIES PURCHASE AGREEMENT"). NO TRANSFER OF THIS WARRANT OR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS WARRANT, BY ACCEPTANCE OF THIS WARRANT, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.



                                     WARRANT
                                       OF
                             Bell Microproducts Inc.

                                 July 6, 2000
                                ("Issuance Date")

         For value received, The Retirement Systems of Alabama on behalf of itself and as agent for, and on behalf of, Teachers' Retirement Systems of Alabama, Employees' Retirement Systems of Alabama, Judicial Retirement Fund, PEIRAF-Deferred Compensation Plan, Public Employees Individual Retirement Account Fund and State Employees' Health Insurance Fund (collectively and individually, and jointly and severally, "Investor") is entitled to purchase from Bell Microproducts Inc., a California corporation, or its successor (the "Company") at any time on or before the tenth anniversary of the Issuance Date, Five Hundred Thousand (500,000) shares of Common Stock (defined below) (such shares of Common Stock being hereinafter referred to as the "Warrant Shares"). The exercise price of this Warrant shall be $18.00 per share (the "Warrant Exercise Price"). The number of Warrant Shares and the Warrant Exercise Price are subject to adjustment as set forth herein. As used herein, the term "Holder" means Investor, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Definition. The term "Common Stock" shall mean the Company's authorized common shares, any additional common shares which may be authorized in the future by the Company, and any stock into which such common shares may hereafter be changed.

         2. Exercise; Issuance of the Warrant Shares.

         (a) The rights represented by this Warrant may be exercised by the Holder, in whole but not in part and not as to a fractional share of Common

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

Stock, by written notice of exercise delivered to the Company accompanied by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment of an amount equal to the Warrant Exercise Price for such shares to the Company, in the form of cash, certified check, bank draft, or securities previously issued by the Company to the Holder valued at such securities' then fair market value. The Company agrees that the Warrant Shares so purchased shall be and are deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Shares as provided in this subsection (a). Certificates for the Warrant Shares so purchased shall be delivered to the Holder as soon as practicable after the rights represented by this Warrant shall have been so exercised. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificates for the Warrant Shares, except in accordance with the provisions and subject to the limitations of Section 6 below.

         (b) For purposes of this Section 2, the "fair market value" of a security issued by the Company as of a particular date shall be its "market price," as follows:

                  (i) if the security is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, then the average of the prices of such security at the close of the regular trading session of such market or exchange for the 10 business days immediately preceding such date, or

                  (ii) if the security is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, then the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service for the 10 business days immediately preceding such date, or

                  (iii) if the security is not publicly traded as of such date, the per share value as determined by the Company's Board of Directors.

         3. Covenants of the Company. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance or transfer upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         4. Antidilution Adjustments. The foregoing provisions are, however, subject to the following:

         (a) In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced.

         (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("Substituted Property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger or sale.

         5. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         6. Transferability; Notice of Transfer of Warrants or Resale of Warrant Shares. The Holder, by acceptance hereof, represents and warrants that (a) Holder is acquiring this Warrant for Holder's own account for investment purposes only and not with a view to its resale or distribution and (b) Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and state securities laws or an exemption from such registration, the availability of which the Company shall determine in its sole discretion, (y) the Company will not accept the exercise of this Warrant or issue certificates for Warrant Shares and (z) neither this Warrant nor any Warrant Shares may be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such issuance or sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Shares are to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any Warrant Shares shall be stamped with appropriate legends setting forth these restrictions on transferability. The Holder, by acceptance hereof, agrees to give written notice to the Company before exercising or transferring this Warrant or transferring any Warrant Shares of the Holder's intention to do so, describing briefly the manner of any proposed exercise or transfer.

         7. Net Exercise Rights.

         (a) In addition to and without limiting the rights of the Holder with respect to other terms of this Warrant, the Holder shall have the right (the "Conversion Right") to convert this Warrant into Warrant Shares as provided in this Section 7 at any time prior to its expiration, subject to the restrictions set forth in subsection (c) below. Upon exercise of the Conversion Right with respect to all, but not less than all, of the Warrant Shares, the Company shall deliver to the Holder, without payment by the Holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of all of the Warrant Shares by the fair market value (as defined in paragraph (d) below) of a single Warrant Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Warrant Shares from the aggregate fair market value of the Warrant Shares. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share.

         (b) The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a notice in the form attached hereto, specifying that the Holder thereby intends to exercise the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the Warrant Shares issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share shall be issued as of the Conversion Date and shall be delivered to the Holder as soon as practicable following the Conversion Date.

         (c) For purposes of this Section 7, the "fair market value" of a Warrant Share as of a particular date shall be its "market price", calculated as of the Conversion Date, as follows:

                  (i) if the capital stock into which the Warrants are exercisable is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, then the average of the prices of such stock at the close of the regular trading session of such market or exchange for the 10 business days immediately preceding the Conversion Date, or

                  (ii) if the capital stock into which the Warrants are exercisable is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, then the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service for the 10 business days immediately preceding the Conversion Date, or

                  (iii) if the capital stock into which the Warrants are exercisable is not publicly traded as of such date, the per share value as determined by the Company's Board of Directors.

         8. Transfers. This Warrant shall be transferable only on the books of the Company by the Holder, or by a duly authorized attorney, on surrender of the Warrant, properly assigned and in accordance with Section 6.

         9. Modifications, etc. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         10. Registration.

         (a) Registration. The Company agrees to (i) promptly after the date hereof file a registration statement to register under the 1933 Act the Warrant Shares for resale, (ii) respond promptly and appropriately to any comments received from the Securities and Exchange Commission (the "SEC") with respect to the registration statement and (iii) file such amendments to the registration statement as the Company deems appropriate in order to have the SEC declare such registration statement effective. The Company agrees that upon 10 business days' notice prior to any period in which the Holder intends to engage in offers or sales of the Warrant Shares, the Company shall file such amendments or supplements to the registration statement and/or prospectus as necessary to keep such registration statement and/or prospectus current for a period of 30 days, except that the Company shall not be required to maintain the registration statement and/or prospectus current on more than 2 occasions during any 12-month period, and the Company shall not be required to file any such amendment or supplement if it determines that such amendment or supplement would necessitate the disclosure of material information not otherwise required to be disclosed pursuant to the Securities Exchange Act of 1934. The Holder by its acceptance hereof agrees (i) to provide the Company in writing with any information the Company has requested for use in connection with preparing or filing such registration statement or prospectus, (ii) to indemnify the Company as provided below, and (iii) not to engage in any public offering or sale of the Warrant Shares during any period in which such registration statement and/or prospectus is not current. The Company's obligation under this Section 10 shall expire after the period specified in the 1933 Act Rule 144 has elapsed following the date hereof.

         (b) Expenses. With respect to the registration pursuant to this Section 10, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

         (c) Indemnification. The Company hereby indemnifies each of the Holders of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any preliminary prospectus or any state securities law filings or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such registration statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

         11. Notices. All notices required or permitted by this Warrant shall be effective when given as provided in the Securities Purchase Agreement.

         12. Governing Law. This Warrant shall for all purposes be governed and interpreted in accordance with the laws of the State of Alabama without regard to such state's choice of law or conflicts of law provisions, except as may be mandatorily governed by the corporate laws of the State of California.




                            (signature page follows)

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated as of the date set forth above.



THE COMPANY:                             BELL MICROPRODUCTS INC.


                                         By:__________________________________
                                            Name:_____________________________
                                            Title:____________________________

To:                        Bell Microproducts Inc.
                           1491 Ringwood Avenue
                           San Jose, CA 95131


NOTICE OF EXERCISE OF WARRANT     --   To Be Executed by the Registered Holder
                                       in Order to Exercise the Warrant


       The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash all of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares shall be issued in the name of


                                   ___________________________________________
                                   Signature*

                                   ___________________________________________
                                   Print Name


Please insert social security
or other identifying number
of registered holder of
certificate (______________)       Address:


                                   ___________________________________________

                                   ___________________________________________

Dated:  ___________________




*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.

                                 ASSIGNMENT FORM



To be signed only upon authorized transfer of Warrants.



FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________________________________ the right to purchase the securities of Bell Microproducts Inc. to which the within Warrant relates and appoints ________________, attorney, to transfer said right on the books of Bell Microproducts Inc., with full power of substitution in the premises.


Dated:______________________           _______________________________________
                                       Signature


                                       _______________________________________
                                       Print Name


                                       Address:

                                       _______________________________________

                                       _______________________________________

                             CASHLESS EXERCISE FORM
         (To be executed upon exercise of Warrant pursuant to Section 7)



         The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant for, and to purchase thereunder, the Warrant Shares, as provided for in Section 7 therein.

         Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any fractional share to:

                                       Name___________________________________
                                       (Please print Name)


                                       Address________________________________
                                              ________________________________

                                       Tax ID or Social Security No.__________

                                       _______________________________________
                                       Signature

                                       _______________________________________
                                       Print Name


         NOTE: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form above.